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                                                                   Exhibit 10.11


               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: THIS LEASE ("LEASE"), dated for reference purposes only, July 17, 2001, is made by and between Robert A. Gray ("LESSOR") and Poly Concepts, Inc., an Oregon corporation ("LESSEE"), (collectively the "PARTIES," or Individually a "PARTY").

         1.2 PREMISES: That certain real property, Including all Improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 9660 SW Herman Road, located in the County of Washington, State of Oregon, 97062, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) an approximate 76,580 sq. ft. industrial building to be constructed, situated on approximately 4.99 acres ("PREMISES"). (See also paragraph 2)

         1.3 TERM: Ten (10) years and 0 months ("Original Term") commencing April 15, 2001 ("COMMENCEMENT DATE") and ending 120 months from commencement date ("EXPIRATION DATE"). (See also Paragraph 3)

         1.4 EARLY POSSESSION: upon substantial completion of improvements ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: $ See Addendum A, Paragraph 50 per month ("BASE RENT"), payable on the first (1st) day of each month commencing April 15, 2002. (See also Paragraph 4)

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 BASE RENT PAID UPON EXECUTION: $35,000.00* as Base Rent for the period first month's rent.

         1.7 SECURITY DEPOSIT: $35,000.00* ("SECURITY DEPOSIT"). (See also Paragraph 5)

         1.8 AGREED USE: assembly and distribution of industrial products, general office use (See also Paragraph 6)

         1.9 INSURING PARTY: Lessor is the "insuring Party" unless otherwise stated herein. (See also Paragraph 8)

         1.10     REAL ESTATE BROKERS: (See also Paragraph 15)

                  (a) REPRESENTATION: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

[ ]      _____________________________________________________________represents
         Lessor exclusively ("Lessor's Broker");
[ ]      _____________________________________________________________represents
         Lessee exclusively ("Lessee's Broker"); or

[X]      Trammell Crow Company represents both Lessor and Lessee ("Dual
         Agency").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor Shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of n/a % of the total Base Rent for the brokerage services rendered by said Broker).

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by See Paragraph 55 ("Guarantor"). (See also Paragraph 37)

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 55 and Exhibits A & B, all of which constitute a part of this Lease.

* To be deposited into an interest bearing account at Bank of the West, Main Branch, owned by Lessee with the Lessor as a signatory. Seventy Thousand ($70,000) dollars will be disbursed from this account to Lessor upon the lease commencement date.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

         2.2 Condition. Lessor shall deliver the Premises to Lessee in new condition and broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in new and good operating condition and free of any material defects on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be new and free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 Compliance. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor Written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the start Date, which

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is addressed in Paragraph 6.2(e) below) so as [ILLEGIBLE] during the term of this Lease the construction [ILLEGIBLE] addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the [ILLEGIBLE] or other physical modification of the [ILLEGIBLE] ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

                  (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent. Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and falls to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease Is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

                  (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

         2.4 Acknowledgements. Lessee acknowledges that: (a) It has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.       Term.

         3.1 Term. The Commencement Dale, Expiration Date and Original Term of this Lease are as specified In Paragraph 1.3.

         3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated tor the period of such early possession. All other terms of this Lease (Including, but not limited to, the obligations to pay Real Property Taxes and Insurance premiums and to maintain the Premises) shall, however, be In effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of Insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of Insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.       Rent.

         4.1. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

         4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof Which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee falls to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease. Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.       Use.

         6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessee shall within five

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(5) business days after such request give written [ILLEGIBLE] of same, which notice shall Include an explanation of Lessor's objections to the change in use.

         6.2      Hazardous Substances.

                  (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by Itself or In combination with other materials expected to be on the Premises, is either. (I) potentially Injurious to the public health, safety or welfare, the environment or the Premises, (II) regulated or monitored by any governmental authority, or (III) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall Include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (I) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit. Notwithstanding the foregoing. Lessee shall be entitled to use reasonable quantities of hazardous substances in the normal operation of its business without Lessor's prior written consent.

                  (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall Immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                  (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (Including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any employee, agent or invitee of Lessee.

                  (d) Lessee Indemnification. Lessee shall indemnity, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and reasonable attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any employee, agent or invitee of Lessee (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

                  (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnity, defend, reimburse and hold Lessee, its shareholders, employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises other than hazardous substances released by Lessee or its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall Include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

                  (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entitles having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (Including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities. Any repair or other work done by Lessor or any third party on the Premises shall be done in a manner which does not materially interfere with Lessee's use of, access to any portion of the premises. In the event that Lessee's use of, or access to, any portion of the premises is prevented for more than forty-eight hours. Lessee's rent shall abate during such period.

                  (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible for the release thereof (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) Investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, In which event this Lease shall continue in full force and effect, or (ii) If the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever Is greater, Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified In Lessor's notice of termination.

         6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau relating to Lessee's specific use of the Premises which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten
(10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall Immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complain or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time. In the case of an emergency, and otherwise at reasonable times and with prior reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination caused by Lessee is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority because of contamination caused by Lessee. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.       Maintenance; Repairs, Utility Installations; Trade Fixtures and
Alterations.

         7.1      Lessee's Obligations.

                  (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations). 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the non-structured portions of the Premises, Utility installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs or the means of repairing the same, are reasonably or readily accessible to Lessee, and provided that whether-or-not the need for such repairs occurs as a result of Lessee's use, of the Premises), including, but not limited to all equipment.

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or facilities, such as plumbing, heating, ventilating air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection
system, fixtures, walls (interior only), foundations, ceilings       floors,
windows, doors, plate glass, skylights,      ping, driveways, parking lots,
fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises, Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices ordinary wear and tear and damages by casualty excepted. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

                  (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, and maintain the following equipment and improvements, If any, If and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

                  (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

         7.2      LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition). 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the Intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease; notwithstanding anything herein to the contrary, Lessor shall be required to maintain all portions of the premises which are not the obligation of Lessee under Paragraph 7.1 hereof and Lessor shall be responsible for the repair of any damage which arises as a result of the negligence or acts or commissions of the Lessor or its agents.

         7.3      UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                  (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $100.000 in the aggregate.

                  (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to one month's Base Rent. Lessor may Condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                  (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's reasonable attorneys' fees and costs.

         7.4      OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

                  (b) REMOVAL. By delivery to Lessee of written notice from Lessor at the time Lessor consents to any alteration or utility Installation. Lessor may require that any or all Lessee Owned Alterations that require the Lessor's consent or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

                  (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear and damage by casualty not caused by lessee or Lessee's agent excepted provided however, the foregoing shall not be deemed to be an obligation of the part of the Lessee to improve or restore the condition of the Premises to a condition better than the condition that existed on the Commencement Date. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

         8.2      LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an insured contract for the performance of

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Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance, carried by [ILLEGIBLE] shall be primary to and not contributory with an [ILLEGIBLE] insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall maintain liability Insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3      PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                  (a) BUILDING AND IMPROVEMENTS. The insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

                  (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                  (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         8.4      LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                  (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility installations. Such Insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies, Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fall to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, reasonable attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for damage caused by Lessor's negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITIONS.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depredation.

                  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the

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Insuring Party shall promptly contribute the (ILLEGIBLE) in proceeds (except as to the deductible which(ILLEGIBLE) responsibility) as and when required to complete said repairs. In the event, however, (ILLEGIBLE) was due to the fact that, by reason of (ILLEGIBLE) a nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received. Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease Shan remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3. notwithstanding that there may be some insurance coverage, but the net proceeds of any such Insurance shall be made available for the repairs If made by either Party.

         9.3 PARTIAL DAMAGE - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense. In which event this Lease shall continue in full force and effect or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, If a Premises Total Destruction occurs, this Lease shall terminate as of the date of such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided In Paragraph 8.6.

         9.5      Damage Near End of Term. If at any time during the last six
(6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the dale which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee falls to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                  (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, In a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance. Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor In the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a Jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also Include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. Notwithstanding anything to the contrary contained herein; Lessee shall not be responsible for increases in real property taxes that results from a sale or other transfer of interest in the Lessor or the building, other improvements and the land of which the premises are a part.

         10.2

                  (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fall to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                  (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall he an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed. Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement.

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11.      UTILITIES. Lessee shall pay for all [ILLEGIBLE], light, power, telephone, trash disposal [ILLEGIBLE] utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.      ASSIGNMENT AND SUBLETTING.

         12.1     LESSOR'S CONSENT REQUIRED.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's Interest in this Lease or in the Premises without Lessor's prior written consent.

                  (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief. Notwithstanding anything contained in this Lease to the contrary, Lessee shall have the right to assign this Lease or sublet all or any portion of the Premises, without Lessor's consent, to (I) any entity which controls, Is controlled by, or is under common control with Lessee, (II) any entity which acquires all or substantially all of the assets of Lessee, or (III) any entity with which Lessee may merge or consolidate (collectively, (I), (II) and (III) a "permitted transferee")

         12.2     TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, any assignment or subletting shall not: (I) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (II) release Lessee of any obligations hereunder, or (III) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee. Including but not limited to the intended use and/or required modification of the Premises; Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease: provided, however, that until a Breach shall occur in the performance of Lessee's obligations. Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby Irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature or Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii)

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becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the [ILLEGIBLE] of a trustee or receiver to take possession [ILLEGIBLE] [ILLEGIBLE] all of Lessee's assets located at the Premises or of lessee's interest in this Lease, where possession is not restored to lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee is in breach of its affirmative duties or obligations, within ten (10) days after written notice(or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Promises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of retelling, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%), Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon termination of this lease because of a Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and the unamortized portion over the initial term of this Lease of any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary. Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.6     BREACH BY LESSOR.

                  (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor falls within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                  (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that Base Rent shall be

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reduced in proportion to (the reduction in utility (ILLEGIBLE) premises caused by such Condemnation and (ILLEGIBLE) repair any damage caused to the Premises caused by such condemnation. Condemnation awards (ILLEGIBLE) payments shall be the property of Lessor,(ILLEGIBLE) award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. in the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.      BROKERS' FEE.

         15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to Indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, Including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.      ESTOPPEL CERTIFICATES.

                  (a) Each Party (AS "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional Information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                  (b) If the Responding Party shall fall to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                  (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. in the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The Invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, rents and insurance proceeds, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and reasonable Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice A copy of all notices' to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25       RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of

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this Lease for recording purposes. The Party [ILLEGIBLE] recordation shall be responsible for payment [ILLEGIBLE] applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated In the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (In this Lease together referred to as "LESSOR'S LENDER") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of Its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor prior to or after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further as of the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement as of the execution date of this Lease, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lesser shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times (and upon prior reasonable notice of not less than 24 hours) for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, not permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "FOR SUBLEASE" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent which consent shall not be unreasonably withheld or delayed. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the
Premises: provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, reasonable architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.      GUARANTOR.

         37.1 EXECUTION. The Guarantor is required to execute the Guaranty of Lease attached hereto.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.      OPTIONS.

         39.1 DEFINITION. "Option" shall mean: (a) the right to extend the term of or renew this Lease; (b) the right of first refusal or first offer to lease the Premises; (c) the right to purchase or the right to first refusal to purchase the Premises.

                                                    Initials [ILLEGIBLE]
                                                             -----------

(c)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION  REVISED  FORM STN-6-2/97E

 By: /s/ Robert A. Gray                  By: /s/ John C. Holtz
     --------------------------------        -----------------------------------
 Name Printed: Robert A. Gray            Name Printed: John C. Holtz
 Title:                                  Title: President

 By: /s/ Robert A. Gray                  By: /s/
     --------------------------------        -----------------------------------
 Name Printed: Robert A. Gray            Name Printed:
 Title:                                  Title:
 Address: P.O. Box 1016                  Address: 9660 SW Herman Road
          Sherwood, OR 97140                      Tualatin, OR 97062
Telephone: (503) 692-4675                Telephone: (503) 625-2251
Facsimile:(503) 692-9292                 Facsimile: (503) 625-4989
Federal ID No.-----------------------    Federal ID No.-------------------------

NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017.
      (213)687-8777. Fax No. (213)687-8616

(c)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION  REVISED  FORM STN-6-2/97E

          g. Such other terms and conditions not inconsistent with the terms hereof as the escrow holder may require.

51.4 TERMINATION OF OPTIONS TO PURCHASE: Lessee's failure to exercise any of the options to purchase created in this Section 51 during the specified time periods shall render each such option to purchase null and void, but shall not void any option to purchase for which the applicable time period has not expired.

PARAGRAPH 52: LESSEE IMPROVEMENTS

Upon mutual lease execution, Lessor shall commence with the following improvements at Lessor's expense:

1. Design and build an approximate 76,580 sq. ft. manufacturing building including office space, built to suit Lessee's desired needs. The details of the actual design and specifications shall be mutually approved by Lessor and Lessee and attached to this lease as Exhibit B. All work shall be completed in a quality workmanship-like fashion and in conformance with local building codes.

PARAGRAPH 53: FIRST RIGHT TO PURCHASE

(a)Restriction on Transfer: Lessor shall not at any time during the term of this Lease (including any extensions thereof) sell, contract to sell, transfer, exchange, or otherwise dispose of the Premises (or any portion thereof or interest therein) to anyone other than Lessee, unless Lessor shall have first communicated to Lessee, by written notice, a written offer to sell the Premises to Lessee, which offer (hereinafter called the Lessor's Offer) shall specify, in commercially reasonable detail, the price, terms, and conditions upon which Lessor is willing to sell the Premises. This right is in addition to, and does not affect the Option. Lessee shall retain any and all option rights granted in Paragraph 51 in the event Lessor sells, transfers, exchanges, or otherwise disposes of the Premises. The Company shall have the right to purchase the Premises under this Paragraph 53 at the lower of the current option price, as provided in Paragraph 51, or the price offered by the other prospective purchaser.

(b)Sale to Third Party: If Lessee does not accept the Lessor's Offer, Lessor may sell the Premises to any other party which sale shall be subject to Lessee's option as provided in Paragraph 51, and Lessee's right to renew or extend this Lease, provided that such a sale must be consummated (a) within 180 days following the earlier of the expiration of the acceptance period for the Lessor's Offer or the date of any written rejection of Lessor's Offer by Lessee, and (b) for and upon the same price, terms, and conditions as those specified in the Lessor's Offer.

PARAGRAPH 54: OPTION TO EXTEND LEASE

While this Lease is in full force and effect, provided Lessee is not and has not been in default of any of the terms, covenants and conditions thereof, Lessor grants to Lessee two (2) option(s) to extend the term of the Lease for a period of ten (10) years, commencing upon the expiration of the immediately preceding term, exercisable by giving Lessor notice in writing not later than twelve (12) months prior to the expiration of the immediately preceding lease term. Such extension shall be on the same terms, covenants and conditions as provided for in the Lease except that the Monthly Base Rent during the extended term shall be at the fair market rental then in effect for lease extensions at equivalent properties, of equivalent size, in equivalent areas and excluding any concessions including tenant improvements and free rent. However, in no event shall the Monthly Base Rent in the extended term be below the Monthly Base Rent in the final month of the immediately preceding term of the Lease. In the event the demised Premises is sublet, the Lease is assigned or the Lease is extended, this renewal option will be null and void and of no further effect.

---------------                                                   --------------
Initial                                                           Initial

PARAGRAPH 55: PERSONAL GUARANTY

The obligations of Lessee under this Lease are to be guaranteed by John C. Holtz. If Lessee is not in default of its obligation to pay either Base Rent or Real Property Taxes pursuant to the terms of this Lease, the Guaranty of Lease shall be terminated after the first sixty (60) months of the original lease term.

/s/ [ILLEGIBLE]                                         /s/ [ILLEGIBLE]
---------------------                                   ---------------------
Initial                                                 Initial

                                     EXHIBIT

                                  [FLOOR PLAN]

                                   EXHIBIT B

This Exhibit B shall be replaced by final working drawings and specifications for the improvements to be constructed.

This lease shall not become effective until the referenced Exhibit B outlining final working drawings and specifications have been approved by Lessor and Lessee.

                                GUARANTY OF LEASE

         THIS Guaranty of Lease ("Agreement") is made this 26th day of July, 2001 by JOHN C. HOLTZ ("Guarantor"), to ROBERT A. GRAY ("Lessor").

                                    RECITALS

         A. Robert A. Gray and Poly Concepts, Inc. ("PCI") are about to execute a Standard Industrial/Commercial Lease--Net (the "Lease") dated July 26, 2001 concerning the Premises located at 9660 S.W. Herman Road, Tualatin, Oregon, 97062. Lessor will construct a building designed specifically for PCI.

         B. John C. Holtz, as President of PCI, has a financial interest in the Lease.

         C. Lessor will not execute the Lease unless Guarantor executes this Agreement.

         NOW, THEREFORE, based upon the foregoing Recitals, and in consideration of Lessor's execution of the Lease, and as a material inducement to Lessor to execute the Lease:

         Guarantor hereby unconditionally guarantees the prompt payment by PCI of the Base Rent (as set forth in paragraph 1.5 of the Lease) and the Real Property Taxes (as set forth in paragraph 10.2 (a) of the Lease) for the first 60 months of the original term of the Lease; provided that this Guaranty shall not terminate after 60 months, and shall continue until any uncured default by PCI of its obligation to pay Base Rent and/or Real Property Taxes has been cured.

         It is specifically, agreed that the terms of the Lease may be modified by written agreement between PCI and Lessor without consideration or notice to Guarantor (so long as Guarantor is, at the time of any such modification, a director or officer of PCI or the owner of not less than thirty percent (30%) of the outstanding common stock PCI) and that this Guaranty shall guaranty the payment of the Base Rent and Real Property Taxes under the Lease as modified.

         This Guaranty shall not be released, modified or altered by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under the Lease, whether pursuant to the terms thereof or at law or in equity.

         So long as Guarantor is a director or office of PCI or owns not less than thirty percent (30%) of the outstanding common stock of PCI, no notice of default by PCI of its obligation to pay either Base Rent or Real Property Taxes need be given to Guarantor, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed directly against PCI, and/or against Guarantor following any default by PCI of its obligation to pay either Base Rent or Real Property Taxes.

         If at any time Guarantor is neither a director nor an officer of PCI and owns less than thirty percent (30%) of the outstanding stock of PCI, any requirement to give Guarantor notice that would otherwise become effective under this Agreement shall not take effect until Guarantor gives Lessor written notice that such circumstances exist.

         Lessor shall have the right to proceed against Guarantor following any breach by PCI of its obligation to pay either Base Rent or Real Property Taxes, without first proceeding against PCI, and without previous demand upon PCI or Guarantor.

         Guarantor waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) any right to require Lessor to proceed against PCI or any other guarantor or any other person or entity liable to Lessor for Base Rent, or Real Property Taxes, (d) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor, and (g) any right of subrogation.

         Guarantor subrogates all existing or future indebtedness of Lessee to Guarantor to the obligations to pay Base Rent and Real Property Taxes owed to Lessor under the Lease and this Guaranty.

         Guarantor agrees that (a) if he becomes married, recourse may be had against his separate property for all of the obligations he has guaranteed by this Agreement, and (b) unless his spouse agrees in writing to be bound as a guarantor under this Agreement, Guarantor shall not transfer to his spouse, or permit to be transferred, any property other than residence, household furnishings and personal effects, that Guarantor owns at the time of his marriage.

         The term "Lessor" refers to and means the Lessor named in the Lease and also Lessor's successors and assigns. The term "Lessee" refers to and means the Lessee named in the Lease and also Lessee's successors and assigns.

         In the event any action is brought to enforce this Agreement, the unsuccessful party in such action shall pay to the prevailing party a reasonable attorneys' fee, which shall be fixed by the court.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Executed at:
14960 S.W. Tualatin-Sherwood Road
Sherwood, Oregon 07140

By  /s/ JOHN C. HOLTZ
    -----------------------------
    JOHN C. HOLTZ, Guarantor

      POLY CONCEPTS, INC.                         BANK OF THE WEST
14960 SW TUALATIN SHERWOOD RD                        90-78-1211
          SUITE 103
      SHERWOOD, OR 97140
        (503) 625-2251

PAY Seventy Thousand & 00/100 Dollars
TO THE                                      DATE                   AMOUNT
ORDER OF                                 07/26/2001             US$70,000.00

         BANK OF THE WEST - ACCT # 159850585
         Tualatin Branch
         TUALATIN  OR 97062

                                        CHECKS OVER $5000 REQUIRE TWO SIGNATURES

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------

BANK OF THE WEST                   VENDOR # 000675               CHECK NO 23653

POLY CONCEPTS, INC.

INVOICE NUMBER        INVOICE DATE     INVOICE BALANCE      DISCOUNTS          TOTAL APPLIED
  7/26/01              07/26/2001         70,000.00           0.00               70,000.00

                      ----------------------------------------------------------------------
         Totals                           70,000.00           0.00               70,000.00

[POLY CONCEPTS, INC. LOGO]

                                                           CHECK DATE 07/26/2001

                     BUSINESS / NON-PERSONAL SIGNATURE CARD

[ILLEGIBLE] account is governed by Federal and State Laws and the Bank's present and future [ILLEGIBLE] and practices. By signing below, the depositor(s) acknowledge(s) receipt of and [ILLEGIBLE] to the terms, conditions, rates and charges established by the Bank for the type of [ILLEGIBLE] being opened, as disclosed in the Bank's Deposit Account Disclosures. These [ILLEGIBLE] may be changed by the Bank at any time and from time to time, upon advance notice to depositor, if such is required by law.

By signing below, depositor(s) agree to:

- Open one or more deposit accounts. All accounts have the same ownership and signers as shown on this card.

- Authorize the Bank to verify any information provided on this card with any governmental or credit agency.

For [ ] Real Estate [ ] Attorney [ ] Insurance [ ] Travel Services Accounts:
This account is established by the fiduciary(ies) who have signed below for the benefit of his/her/their clients, as required by the laws and regulations relating to the aforementioned profession. It is understood that the Bank, in opening this type of account, is not responsible for determining whether any transactions made by those authorized are done so in accordance with his/her/their fiduciary duties.

--------------------------------------------------------------------------------

   Account Name and Address

POLY CONCEPTS INC                               Bus Phone: 503-625-2251
14960 SW TUALATIN SHERWOOD                      Bus Tin: 931160022
SHERWOOD, OR 97140-8552                         Type of Bus: Manufacturer

Ownership: Corporation - Corporation Only

Authorized Signatures:

/s/ John C Holtz                          /s/ Robert Gray
-----------------------------             ---------------------------
JOHN C HOLTZ                              Robert Gray

[ILLEGIBLE] License/ID# 5691902 OR        Drivers License/ID# 586 544

[ILLEGIBLE] Security #: ###-##-####       Social Security #: ###-##-####

     Chex Systems                               Chex Systems
---------------------------------------  ---------------------------------------
Code/Date/Apprvd By Code/Date/Apprvd By  Code/Date/Apprvd By Code/Date/Apprvd BY
---------------------------------------  ---------------------------------------
[ILLEGIBLE]

Drive by Date(s)/By:
                     ----------------------------------------------------------

Card Recd Date:           Card Replaced Date:         Effective Date:
               -----------                   ---------               ----------

  ACCOUNT         ACCT      OPENING        DATE       OPENED   APPRVD.     DATE CLOSED/
   NUMBER         TYPE      DEPOSIT       OPENED        BY       BY          REASON
---------------------------------------------------------------------------------------
 159-850585        031     $70,000.00   07/26/2001
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

TAX CERTIFICATION: By signing below, I authorize the following Taxpayer identification Number (TIN) to be used for Tax reporting purposes:

[ILLEGIBLE] identification Number: 931160022 [ILLEGIBLE] of perjury, I certify that:

1) [ILLEGIBLE] shown on this form it my correct taxpayer identification number, and

2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding, and

3)    I am a U.S. person (Including a U.S. resident alien).

Certification instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all Interest and dividends on your tax return.

POLY CONCEPTS INC                    [ILLEGIBLE]               7/26/01
----------------------------   ------------------------        -------
NAME OF U.S. PERSON (PRINT)    SIGNATURE OF U.S. PERSON          DATE

[ ] NON-RESIDENT ALIEN: Signed Certification(s) of Foreign Status on file. Form(s) W-8BEN received: ________________________
                                      (Date)

       CORPORATE/LODGE/ASSOCIATION RESOLUTION TO OPEN BANK ACCOUNT(S) WITH THE PRESIDENT OR SECRETARY HAVING THE AUTHORITY TO OPEN ADDITIONAL
                BANK ACCOUNT(S) WITH THE SAME AUTHORIZED SIGNERS

Resolved That The President (title) of this organization is authorized to open or maintain the account(s) with Bank of the West as reflected in the Bank's signature card and pursuant to the terms and conditions of the signature card and Deposit Account Disclosure.

Further Resolved That: The persons listed as signers on the signature card are authorized to endorse, on behalf of this organization, any checks or other items payable to the organization or its order, to deposit such checks and other items to the account(s) with or without such endorsement: to negotiate any of such checks or other items for cash without depositing them into the account(s) if approved by the Bank and to direct withdrawals from the account(s)by check drawn in the account(s) or otherwise, Including withdrawals to anyone who is an authorized signer.

Further Resolved That: This organization agrees that either the President or Secretary of this organization is authorized open one or more additional Bank account(s) at a future date, and In such event the Bank may add additional bank account(s) to this same signature card, provided that the authorized signer on the additional bank account(s) are the same persons listed as authorized signers on this signature card. All of the resolutions herein shall apply with equal [ILLEGIBLE] and effect to such additional bank account(s).

Further Resolved That: This organization hereby ratifies and confirms the acts of Its officers, agents and/or employees heretofore opening the account(s) with the Bank together with any acts performed In relation thereto.

certify that I am the secretary of Poly Concepts [ILLEGIBLE] corporation [ILLEGIBLE] unincorporated association: the [ILLEGIBLE] a copy of resolutions adopted by the Board of Directors of said organization on [ILLEGIBLE] is the Corporate Secretary (title) said organizations, the signature card signed on [ILLEGIBLE] by said officer of the organization is a signature card contemplated by the foregoing resolutions: [ILLEGIBLE] of the signatures appearing for authorized signers on a signature card referenced by said resolutions are those of the persons authorized to withdraw funds in accordance [ILLEGIBLE] said resolutions until such authority is revoked by giving written notice to the Bank signed by authorized officers of is [ILLEGIBLE] and these resolutions are still in force and [ILLEGIBLE] .

                                                  [ILLEGIBLE]
                                          -----------------------------
July 26 2001                                 Signature of Secretary

[ILLEGIBLE] signatures for unincorporated association:

[ILLEGIBLE] being the former [ILLEGIBLE] on the account contemplated above, [ILLEGIBLE] the foregoing.

-------------------          ---------------------           -------------------

                            [BANKT OF THE WEST LOGO]

                                                                     JUL 30 2001

July 27, 2001

Pat Dunn
Poly Concepts Inc.
14960 SW Tualatin-Sherwood Rd. #103
Sherwood, OR 97140

RE: Certificate of Deposit

Dear Pat:

Please find enclosed a new Certificate of Deposit receipt. This Certificate replaces the CD number 159850585. Yesterday I incurred an error when attempting to put the CD on our computer system. As a result I had to assign the $70,000.00 CD a new number, 159850643.

I apologize for any inconvenience this may have caused. If you have any questions, please call me at (503) 691-1699.

Thank you.

Sincerely,

/s/ Angela Fanucchi
Angela Fanucchi
Financial Services Consultant

Enc.

[BANK OF THE WEST LOGO]

                                                  CERTIFICATE OF DEPOSIT RECEIPT

Branch Name:     Tualatin            Date of Deposit;                 07/26/2001

Account Number:  159-850643          Amount of Deposit:               $70,000.00

Today's Date:    07/26/2001          Maturity Date:                   03/26/2002

Tax ID Number:   ###-##-####         Initial Interest Rate:           3.45

Branch Approval: Angela Fanucchi     Initial Annual Percentage Yield: 3.51

Customer Name POLY CONCEPTS INC      Interest Payment Method:         Redeposit
and Address 14960 SW TUALATIN
            SHERWOOD 103 SHERWOOD,   Pay Interest to Account #:       000-000000
            OR 97140-8552
                                     Interest Payment Frequency:      1 Month(s)

Phone                                Term: 8 Months

Deposit receipt not needed for       Renewal: Automatically Renew
redemption.

Thank you for opening a Certificate of Deposit with Bank of the West. Your account has been opened for the amount and terms shown above. Any questions regarding your Certificate of Deposit can be answered by your branch or by calling the Bank's Telephone Banking Center (800-488-BANK or 408-947-5030).

              INFORMATION REGARDING CERTIFICATE OF DEPOSIT ACCOUNTS

I Minimum Opening Balance $ 25,000.00

Minimum balance required to earn APY $ 25,000.00

ADDITIONAL DEPOSITS - If you wish to add funds to your Certificate, you may do so during the 10 calendar day grace period following the account's maturity date. For 7-31 days Certificates, you may add funds during the 1 calendar day grace period following the maturity date. Interest on the additional funds both cash end noncash begins to accrue on the business day you deposit it and at the same rate in effect for the renewed Certificate. The additional funds will mature at the same time as the renewed Certificate, the minimum amount for an additional deposit is $100.00.

WITHDRAWALS - Interest which has been reinvested may be withdrawn at any time. If the account term and interest rate have not changed since the renewal. Additional withdrawals without penalty are permitted, during the 10 calendar day grace period following maturity (1 calendar day grace period for 7-31 days Certificates) for automatically renewable Certificates, or upon the death or mental incapacity of the depositor. Accounts closed during the grace period will forfeit any interest accrued during the grace period. Withdrawals at any other time may be permitted at the bank's discretion and are subject to early withdrawal penalties.

INTEREST - Interest is accrued on the daily balance. The annual percentage yield assumes that interest earned is reinvested in the account monthly and all funds remain on deposit for one year from the date of deposit, and the Interest rate does not change. Interest withdrawn during the term of the account will reduce the annual percentage yield earned. TERMS OF 32 DAYS OR LONGER - You may choose the frequency of interest payments. Interest can be paid as frequently as monthly, but must be paid at least once a year, Interest may be reinvested into the account, credited to another Bank of the West checking or savings account, or paid by check. TERMS OF 7-31 DAYS. You will receive interest at maturity only. Interest may be reinvested into the Certificate of Deposit, or as a deposit to a Bank of the West checking or savings account.

MATURITY - Automatically renewable Certificates of Deposit renew automatically at the rate in effect on the maturity date, for the same term and under the same conditions last disclosed [unless we tell you otherwise). We will mail a maturity notice approximately 15 days prior to the maturity date (except for 7-14 days terms). The notice will Include a phone number you can call on the maturity date lor shortly after) to find out the interest rate and annual percentage yield on your renewed Certificate of Deposit. A non-renewable Certificate of Deposit will not earn interest beyond the maturity date, and will not renew automatically at maturity.

EARLY WITHDRAWAL PENALTIES- All penalties are calculated on a simple interest basis. The penalty assessed may reduce the balance remaining on your account after the withdrawal. The penalty Is calculated at the interest rate in effect at the time the Certificate of Deposit was opened or last renewed. The penalties on the amount withdrawn are: 7-31 DAYS TERM - 7 days simple interest lost, 32 DAYS - 1 YEAR TERM - 30 days simple interest lost, or OVER 1 YEAR TERM - 90 days simple Interest lost.

CHANGES IN TERMS & CONDITIONS - When you open a deposit account with us, you agree to abide by the terms & conditions detailed on this page and in the Account Agreement you sign. We can change these terms 81 conditions at any time. We'll notify you in advance of any changes that affect your rights and obligations to the extent required by law. You indicate that you accept a change we make by continuing your account relationship with us or, if the change affects your certificate of deposit, by allowing the certificate to renew after the change becomes effective.

DISCLOSURE OF YOUR ACCOUNT - Account Information may be disclosed to third parties when it is required for governmental reporting for legal processes, or to persons or companies who the Bank believes would legitimately use such Information. Certain transactions are also automatically reportable to the government.

OTHER INFORMATION REGARDING DEPOSIT ACCOUNTS - Additional Information pertaining to the rules & regulations governing deposit accounts can be provided if you request a current copy of the Bank of the West Deposit Account Disclosure which Is available by phone or in person at any of the Bank's branch offices. You may also call our Telephone Banking Center and request that we send you a Deposit Account Disclosure.

                    NON-NEGOTIABLE                 NOT TRANSFERABLE

                                                                     MEMBER FDIC

                                                             TRAMMELLCROWCOMPANY

                        AGENCY DISCLOSURE ACKNOWLEDGMENT

(A) INITIAL ACKNOWLEDGMENT OF SELLER
By my signature below, I acknowledge:

(1) I have received and read and I understand the material set out on the back of this disclosure form.

(2) I understand that a seller's agent, including a listing real estate licensee, is the agent of the seller exclusively, unless the seller and the buyer otherwise agree.

(3) I understand that, unless otherwise disclosed in writing, all real estate licensees including real estate licensees participating in a multiple listing service are agents of the seller exclusively.

(4) I understand that a buyer's agent is the agent of the buyer exclusively.

(5) I understand that John_E. Fettig (name of licensee) of Trammell Crow Company (name of real estate organization), the agent presenting this form to me, is (check applicable relationship):

X my agent as a seller's agent.

X an agent as buyer's agent.

(B) INITIAL ACKNOWLEDGMENT OF PROSPECTIVE BUYER
By my signature below, I acknowledge:

(1) I have received and read and I understand the material set out on the back of this disclosure form.

(2) I understand that a seller's agent, including a listing agent, is the agent of the seller exclusively, unless the [ILLEGIBLE] and the buyer otherwise agree.

[ILLEGIBLE] I understand that, unless otherwise disclosed in writing, all real estate licensees including real estate [ILLEGIBLE] participating in a multiple listing service are agents of the seller exclusively.

(4) I understand that I may engage my own agent to be my buyer's agent.

(5) I understand that John E. Fettig (name of licensee) of Trammell Crow Company (name of real estate organization), the agent presenting this form to me, is (check applicable relationship):

X an agent of the seller.

X my agent as buyer's agent.

(C) SIGNATURES

- Buyer/Seller: [ILLEGIBLE]                         Dated: 7/24/01
                ---------------------------
                Poly Concepts, Inc.

- Buyer/Seller: /s/ Robert A. Gray                  Dated: July 25, 01
                ---------------------------
                Robert A. Gray

Agent to sign and date:

July 24, 2001 Real Estate Licensee

Trammell Crow Company Real Estate Organization

                                                      [TRAMMELLCROWCOMPANY LOGO]

                                IN-COMPANY SALES

(1) A licensee, acting either alone or through one or more licensees within the same real estate organization, may give limited representation to both the seller and the buyer in a real estate transaction.

(2) In an in-company agreement, the agent acting as an in-company agent has the following affirmative obligations to both the seller and the buyer:

(a) Loyalty, obedience, disclosure, confidentiality and accounting in dealings with both the seller and the buyer. HOWEVER, IN REPRESENTING BOTH THE SELLER AND THE BUYER, THE LICENSEE SHALL NOT, WITHOUT THE EXPRESS WRITTEN PERMISSION OF THE RESPECTIVE PERSON, DISCLOSE TO THE OTHER PERSON:

(i) That the seller will accept a price lower than or terms less favorable than the listing price or terms; or

(ii) That the buyer will pay a price higher than or terms more favorable than the offering price and terms; or

(iii) Other than price and terms, confidential information specifically designated as such in writing by the buyer or seller as set out on the front of this disclosure form or attached to it.

(b) Reasonable care and diligence.

(c) Honest dealing.

                          BUYER'S LIMITED AUTHORIZATION
                           REGARDING IN-COMPANY SALES

By my initials below, I acknowledge:

(1) A situation may arise wherein the licensee I have hired to be my agent may also be the agent for the seller of specific [ILLEGIBLE] property I wish to acquire.

[ILLEGIBLE] If this situation arises, I authorize my agent to act as an in-company agent for that specific real property after making a [ILLEGIBLE] diligent effort to contact me in order to obtain my consent.

(3) I have read and understand the "In-Company Sales" section on the reverse side of this form.

(4) The following information, which has previously been disclosed by the buyer to the agent, is confidential and is not to be disclosed to the seller.

________________________________________________________________________________

________________________________________________________________________________

UNDERSTOOD AND AGREED
     (Initials)

                         SELLER'S LIMITED AUTHORIZATION
                           REGARDING IN-COMPANY SALES

By my initials below, I acknowledge:

(1) A situation may arise wherein the licensee I have hired to be my agent may also be the agent for the buyer who wishes to acquire my real property.

(2) If this situation arises, I authorize my agent to act as an in-company agent for that specific real property after making a reasonably diligent effort to contact me in order to obtain my consent.

(3) I have read and understand the "In-Company Sales" section on the reverse side of this form.

(4) The following information, which has previously been disclosed by the seller to the agent, is confidential and is not to be disclosed to the buyer.

________________________________________________________________________________

________________________________________________________________________________

UNDERSTOOD AND AGREED
     (Initials)

                   DISCLOSURE REGARDING AGENCY RELATIONSHIP(S)
              (As required by Oregon Revised Statutes Chapter 696)

An agency relationship arises whenever two persons agree that one is to act on behalf of the other and in accordance with the other's directions. The creation of an agency relationship imposes certain legal duties on the agent.

Before a seller or a buyer enters into a discussion with a real estate licensee regarding a real property transaction, the seller and the buyer should each understand what type of agency relationship or representation the buyer and the seller may have with each agent in that transaction.

                                 SELLER'S AGENT

An agent who acts under a listing agreement with the seller acts as the agent for the seller only. A seller's agent has affirmative obligations (under ORS 696.805):

(1) To the seller: The fiduciary duties of loyalty, obedience, disclosure, confidentiality, reasonable care and diligence, and accounting in dealings with the seller.

(2) To the buyer and to the seller: Honest dealing and disclosure.

                                  BUYER'S AGENT

A real estate licensee other than the seller's agent can agree with the buyer to act as the agent for the buyer only. In this situation, the buyer's agent is not representing the seller, even if the buyer's agent is receiving compensation for services rendered, either in full or in part, from the seller or through the seller's agent. A buyer's agent has the affirmative obligations (under ORS 696.810):

(1) To the buyer: The fiduciary duties of loyalty, obedience, disclosure, confidentiality, reasonable care and diligence, and accounting in dealings with the buyer.

(2) To the buyer and to the seller: Honest dealing and disclosure.

                               SELLERS AND BUYERS

None of the foregoing duties of the agent in a real estate transaction relieves a seller or a buyer from the responsibility to protect the seller's or buyer's own interests respectively. The seller and the buyer should carefully read all agreements to assure that the agreements adequately express the seller's or the buyer's understanding of the transaction.

                        THE ACTS OF THE AGENTS MAY CAUSE
                       LEGAL LIABILITY TO THE PRINCIPALS.
                            A REAL ESTATE LICENSEE IS
                             QUALIFIED TO ADVISE ON
                                  REAL ESTATE;
                  IF YOU DESIRE LEGAL ADVICE, CONSULT A LAWYER.

                             TRAMMELL CROW COMPANY

                                                                RE: AMENDMENT #1

September 20, 2002

Randy Green
Vice President, Global Facilities & Safety
Celerity Group, Inc.
400 Parker Drive, Suite 1100
Austin, TX 78728

RE:     9660 SW Herman Road, Tualatin, Oregon

Dear Randy:

Enclosed for your file is a fully executed First Amendment to Standard Industrial Lease dated September 19, 2002 for the above-referenced property in Tualatin, Oregon.

We will continue to work with Mariann and ensure that the punchlist process takes place in a timely fashion and that John Holtz is ultimately satisfied with the condition of the property as delivered from Landlord.

Thank you for working through these last few issues together. I am confident that the Celerity Group will be very satisfied and productive in their new facility.

Should you have any questions or need additional information anytime please give me a call.

Sincerely,

/s/ John E. Fettig

John E. Fettig
Vice President

JEF/kas

cc: John Holtz
    Mariann Deering
    John Dennett

                                 ROBERT A. GRAY
                         C/O ROBERT GRAY PARTNERS, INC.
                                  P.O. BOX 1000
                               SHERWOOD, OR 97140

                                  May 30, 2003

BY CERTIFIED MAIL - RETURN RECEIPT REQUESTED

Celerity Group, Inc.
9660 SW Herman Road
Tualatin, OR 97062

Attn:   John C Holtz, Vice President and General Manager

         Re:     Lease of 9660 SW Herman Road, Tualatin, Oregon

Dear Mr. Holtz:

         I write you in connection with the Standard Industrial/Commercial Tenant Lease - Net dated July 17, 2001, between me and Poly Concepts, Inc., as amended by the First Amendment to Standard Industrial Lease dated September 19, 2002, between me and Celerity Group, Inc., (collectively the "Lease").

         Please note that I have transferred to Herman Road Investors, LLC, an Oregon limited liability company of which my wife and I are majority owners, (1) the real property that is the subject of the Lease (commonly known as 9660 SW Herman Road, Tualatin, Oregon), and (2) my interest as Lessor in the Lease. All future payments made by Celerity Group, Inc. under the Lease should be made payable to Herman Road Investors, LLC. Deering Management Group, Inc. will continue to handle management of the real property as before.

         Please contact me if you have any question.

                                        Sincerely,

                                        /s/ Robert A. Gray
                                        ----------------------------------
                                        Robert A. Gray

cc:    Deering Management Group, Inc.
       I. Kenneth Davis, Esq.

                                                          CELERITY LFN: K100-117

                  FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE

         This First Amendment to Standard Industrial Lease ("Amendment") is made and entered into this 19th day of September, 2002 by and between ROBERT A. GRAY ("Lessor") and CELERITY GROUP, INC. a California corporation as successor in interest to Poly Concepts, Inc.("Lessee").

                                    Recitals

         A. On July 17, 2001, Lessor and Lessee entered into a Standard Industrial/Commercial Single-Tenant Lease - Net, a copy of which is attached as Exhibit A (the "Lease").

         B. On May 6, 2002, Poly Concepts, Inc. merged into Kinetic Fluid Systems, Inc., a California corporation. On August 26, 2002, the legal name of Kinetic Fluid Systems, Inc. was changed to Celerity Group, Inc.

         C. Lessor and Lessee (collectively "the Parties") desire to modify certain provisions of the Lease as set forth below:

                                    Agreement

         1. The Parties acknowledge and agree to the assignment of the Lease to Celerity Group, Inc. as Lessee pursuant to all the terms of the Lease governing such assignment. Lessor hereby consents to the assignment.

         2. The Commencement Date specified in paragraph 1.3 of the Lease shall be September 3, 2002.

         3. Base Rent specified in paragraph 1.5 of the Lease commences on the Commencement Date.

         4. Base Rent Upon Execution specified in paragraph 1.6 of the Lease shall be increased to $37,124.70. The difference between the Base Rent paid upon execution of the Lease and the amount specified in this paragraph 4 of this Amendment shall be paid upon execution of this Amendment.

         5. The Rent Schedule in paragraph 50 of the Lease shall be deleted and replaced with the following:

Years                      $ Per Month
-----                      -----------
 1-5                       $37,124.70 per month, triple net consisting of
                           $35,000 plus $2,124.70 for reimbursement of "above
                           standard improvement costs" of $100,000 amortized at
                           10% over the initial 5-year lease term.

6-10                       $40,000.00 per month, triple net.

1 - FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE

         6. After each purchase price specified in paragraph 51 of the Lease, the following language shall be inserted: "together with a cash payment consisting of all unamortized costs for above standard improvements calculated as of the closing date."

         7. (a) The following language shall be inserted as paragraph 13.2(d) of the Lease:

                  "Declare all unamortized costs for above standard improvements calculated as of the date of the breach, immediately due and payable. In such event, Lessor shall be entitled to recover from Lessee the full amount of such unamortized costs."

                  (b) The following language shall be a new subsection inserted as paragraph 6.2(h)

                  "Airborne Contaminants: In the event Lessee provides Lessor written notification including air quality test results establishing risks to life, safety or health resulting from any airborne contaminants or airborne Hazardous Substances released by adjacent property owners, Lessor agrees, at its sole expense, to take prompt and reasonable action to prevent future harmful emissions by the responsible party(s). For purposes of this subsection "reasonable action" includes but is not limited to notifying applicable federal and state environmental agencies about the release(s) and if mutually agreed by Lessor and Lessee, filing an injunction to prevent the responsible party(s) from subsequent releases of the airborne contaminants or airborne Hazardous Substances. Additionally, upon Lessee's prior written notification, Lessor shall reimburse Lessee for one half of any and all costs Lessee actually incurs that are directly related to reasonable annual (calendar year) air quality testing in and around the Premises. The first air quality testing shall take place no later than December 31, 2002 and shall be coordinated and paid for by the Lessor and Lessee shall reimburse Lessor for one half of the direct testing costs."

         8. Except as specifically modified herein, all other terms, conditions and covenants of the Lease, including without limitation the Guaranty provided in paragraph 55, shall remain in full force and effect.

         9. This Amendment shall become effective on the date first set forth above upon complete execution by Lessor and Lessee.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective on the date first set forth above.

LESSOR                                   LESSEE

                                         Celerity Group, Inc.

/s/ Robert A. Gray                       By: /s/ Randy Green
---------------------------                  -------------------------
Robert A. Gray                               Randy Green

                                         Its: Vice President Global Facilities

2 - FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE